INCOME TAXES - Components of tax PL (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current taxes
Attributed to the current period	$ (133)	$ (31)	$ (61)
Deferred taxes
Origination and reversal of temporary differences	(10)	80	104
Relating to change in tax rates / imposition of new tax laws	10	(142)	(7)
Relating to unrecognized temporary differences and tax losses	15	6	37
Deferred taxes, net	15	(56)	134
Total income tax recovery (expense)	$ (118)	$ (87)	$ 73